SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

   Filed by the registrant [x]
   Filed by a party other than the registrant [ ]
   Check the appropriate box:
   [ ]  Preliminary proxy statement
   [ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
   [X]  Definitive proxy statement
   [ ]  Definitive additional materials
   [ ]  Soliciting material under Rule 14a-12


                             Berkshire Bancorp Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
   |X|  No fee required.
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        (1)  Title of each class of securities to which transaction applies:
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        pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
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   |_|  Fee paid previously with preliminary materials.
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   |_|  Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1)  Amount previously paid:
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

                             BERKSHIRE BANCORP INC.
                                  160 BROADWAY
                            NEW YORK, NEW YORK 10038
                               TEL: (212) 791-5362
                              ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 17, 2007

To the Stockholders of
BERKSHIRE BANCORP INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Berkshire Bancorp Inc., a Delaware corporation (the "Company", "us", "our", or "we"), will be held on Thursday, May 17, 2007, at 10:00 A.M. (eastern time), at the offices of Blank Rome LLP, The Chrysler Building, 24th Floor, 405 Lexington Avenue, New York, New York 10174, for the following purposes:

     1. To elect six directors to hold office until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified; and


     2. To transact such other business as may properly come before the Annual Meeting of Stockholders and any adjournment(s) thereof.

     The Board of Directors has fixed the close of business on April 6, 2007 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting of Stockholders and any adjournment(s) thereof.

     Enclosed with this Notice are a Proxy Statement, a proxy card and return envelope, and the Company's Annual Report to Stockholders for the fiscal year ended December 31, 2006 (which includes the Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission).

     All stockholders are cordially invited to attend the meeting in person.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE POSTAGE PREPAID ENVELOPE WHICH HAS BEEN PROVIDED.

                                            By Order of the Board of Directors
                                            of BERKSHIRE BANCORP INC.


                                            Emanuel J. Adler
                                            Secretary

Dated: April 16, 2007

                             BERKSHIRE BANCORP INC.
                                  160 BROADWAY
                            NEW YORK, NEW YORK 10038
                          TELEPHONE NO.: (212) 791-5362
                              ---------------------
                                 PROXY STATEMENT
                              ---------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 17, 2007

                              ---------------------


                                                                  APRIL 16, 2007

INFORMATION REGARDING PROXIES

     This Proxy Statement is being furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Berkshire Bancorp Inc. (the "Company") for use at the Company's 2006 Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, May 17, 2007, at 10:00 A.M. (eastern time), at the offices of Blank Rome LLP, The Chrysler Building, 24th Floor, 405 Lexington Avenue, New York, New York 10174 and at any adjournment(s) or postponement(s) thereof for the purposes set forth in the accompanying Notice of Meeting. This Proxy Statement and the accompanying proxy card are first being mailed to stockholders of the Company on or about April 20, 2007.

     The principal executive offices of the Company are located at 160 Broadway, New York, New York 10038.

     The cost of solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies principally by the use of the mail, directors, officers and other employees of the Company, acting on its behalf and without special compensation, may solicit proxies by telephone, facsimile, email or personal interview. The Company will, at its expense, request brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by such persons. It is estimated that said solicitation costs will be nominal.

OUTSTANDING STOCK AND VOTING RIGHTS

     The Board of Directors has fixed the close of business on April 6, 2007 as the record date (the "Record Date") for the determination of stockholders of the Company who are entitled to receive notice of, and to vote at, the Annual Meeting. Only stockholders of record on the Record Date shall be entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the Record Date, an aggregate of 6,898,206 shares of the Company's common stock were outstanding, each of which is entitled to one vote on each matter to be voted upon at the Annual Meeting. The Company's stockholders do not have cumulative voting rights. The Company has no other class of securities entitled to vote at the Annual Meeting.

VOTING PROCEDURES; REVOCATIONS

     When a proxy card in the form enclosed with this Proxy Statement is returned properly executed, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions indicated thereon. If a proxy card is properly executed but no directions are indicated thereon, the shares will be voted FOR the election of each of the nominees for director named herein as shown on the form of proxy card.

     The Board of Directors does not know of any other business to come before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting or any adjournment or postponement thereof for which specific authority has not been solicited from the stockholders, then, to the extent permissible by law, the persons named in the proxies will vote the proxies (which confer authority upon them to vote on any such matters) in accordance with their judgment. A stockholder who executes and returns the enclosed proxy card may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary or Assistant Secretary of the Company, by executing a subsequently dated proxy card or by voting in person at the Annual Meeting. Attendance at the Annual Meeting by a stockholder who has executed and returned a proxy card does not alone revoke such proxy. Votes will be counted and certified by one or more Inspectors of Election who are expected to be employees of American Stock Transfer & Trust Company, the Company's transfer agent. If your shares are held in the name of a bank or broker, you must obtain a legal proxy from the bank or broker to attend the Annual Meeting and vote in person.

     Proxies in the accompanying form are being solicited by, and on behalf of, the Company's Board of Directors. The persons named in the proxy have been designated as proxies by the Company's Board of Directors. Pursuant to Delaware corporate law, the presence of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote, represented at the Annual Meeting in person or by proxy, will constitute a quorum.

     Directions to withhold authority, abstentions and broker non-votes, if any, will be counted for purposes of determining the existence of a quorum at the Annual Meeting. The Company does not expect to receive any broker non-votes because the uncontested election of directors is the only matter to be presented for action at the Annual Meeting. Broker non-votes occur when a broker or other nominee that holds shares for a beneficial owner does not vote on a proposal because the broker or other nominee does not have discretionary authority to vote on the proposal and has not received voting instructions from the beneficial owner.

     If a quorum is present at the Annual Meeting, the nominees for director shall be elected by a plurality of the votes present (in person or by proxy) at the Annual Meeting and entitled to vote thereon, meaning that the six nominees receiving the highest vote totals will be elected as Directors of the Company; and all other matters will be approved by a majority of votes cast and entitled to vote at the meeting.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

     The entire Board of Directors is to be elected at the Annual Meeting. The Company's by-laws presently limits the size of the Board of Directors to not less than three (3) nor more than eleven (11) persons. The Board currently has been set at six (6) persons. Accordingly, at the Annual Meeting, six (6) nominees will be elected to hold office as directors. The six persons listed below have been nominated to serve as directors of the Company until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified. Five of the nominees are currently directors of the Company. The sixth, Mr. Moses Krausz, has been identified by Mr. Moses Marx, a non-management member of the Board of Directors of the Company, and recommended by the independent members of the Board of Directors of the Company, as a nominee. In the unexpected event that any of such nominees should become unable or decline to serve, proxies may be voted for the election of substitute nominees as are designated by the Company's Board of Directors.

     The names of the nominees for election as directors are listed below, together with certain personal information, including the present principal occupation and recent business experience of each nominee (based solely upon information furnished by such persons). Each of the persons named below has indicated to the Board of Directors of the Company that he will be able to serve as a director if elected and each has consented to be named in this Proxy Statement.

     Proxies in the accompanying form will be voted at the Annual Meeting in favor of the election of each of the nominees listed below, unless authority to do so is specifically withheld as to an individual nominee or nominees or all nominees as a group. Proxies cannot be voted for a greater number of persons than the number of nominees named. Directors will be elected by a plurality of the votes present at the Annual Meeting in person or by proxy and entitled to vote thereon (assuming a quorum exists).

THE NOMINEES

                                                                        YEAR
                                                                      COMMENCED
                                                                     SERVING AS
                                                                     A DIRECTOR
          NAME, PRINCIPAL OCCUPATION                                   OF THE
          AND OTHER DIRECTORSHIPS                           AGE        COMPANY
          --------------------------                        ---      -----------

William L. Cohen                                             65         1993
   Mr.  Cohen  has  served  as  the  Chief  Executive
   Officer of Andover Properties,  LLC, a real estate
   development  company  specializing in self storage
   facilities  since  November  2003,  and has been a
   private  investor for over seven years.  Mr. Cohen
   was  President,   Chief   Executive   Officer  and
   Chairman of the Board of The Andover Apparel Group
   Inc., an apparel manufacturing company, from 1980 to 2000.

Martin A. Fischer                                            69         2006
   Mr.  Fischer was elected a director on December 6,
   2006.   He  has  been  the   President  and  Chief
   Executive of Mount Carmel Cemetery Association,  a
   New York State not-for-profit  corporation,  since
   April  2001.  Mr.  Fischer was counsel to Warshaw,
   Burstein,  Cohen,  Schlesinger and Kuh, a New York
   City law firm, from 1987 until 2001 and served as President, Chief Operating Officer and a director of Kinney System, Inc. and The Katz Parking
   System, Inc. from 1981 to 1986. Mr. Fischer was appointed Commissioner of the New York State
   Insurance Fund in 1977 and served as its Chairman until January 1995.

Moses Krausz                                                 66         --
   Mr. Krausz has held the position of President of the Bank since March 1992 and Chief Executive
   Officer since November 1993. Prior to joining the Bank, Mr. Krausz was Managing Director of SFS
   Management Co., L.P., a mortgage banker, from 1987 to 1992 and was President of UMB Bank and Trust
   Company, a New York State chartered bank, from 1978 to 1987.

                                                                        YEAR
                                                                      COMMENCED
                                                                     SERVING AS
                                                                     A DIRECTOR
          NAME, PRINCIPAL OCCUPATION                                   OF THE
          AND OTHER DIRECTORSHIPS                           AGE        COMPANY
          --------------------------                        ---      -----------

Moses Marx                                                   71         1995
   Mr.  Marx has been the  General  Partner of United
   Equities   Company  LLC  since  1954  and  General
   Partner  of United  Equities  Commodities  Company
   since 1972.  He is also  President  of Momar Corp.
   All of these are investment companies. Mr. Marx is
   a  director  of  The  Cooper  Companies,  Inc.  (a
   developer   and    manufacturer    of   healthcare
   products).

Steven Rosenberg                                             58         1995
   Mr.  Rosenberg  has served as President  and Chief
   Executive Officer of the Company since March 1999 and served as Vice President-Finance and Chief
   Financial Officer of the Company from April 1990 to March 1999. Mr. Rosenberg continues to serve as the Chief Financial Officer of the Company. From
   September 1987 through April 1990, he served as President and Director of Scomel Industries, Inc., a company engaged in international marketing and consulting. Mr. Rosenberg is a director of The
   Cooper Companies, Inc.

Randolph B. Stockwell                                        60         1988

   Mr. Stockwell has been a private investor for over ten years. Since 1999, Mr. Stockwell has served as President of Yachting Systems of America, LLC. He served in various capacities with the Community
   Bank, a commercial bank, from September 1972 to January 1987.

   There are no family relationships (whether by blood, marriage or adoption) among any of the Company's current directors or executive officers.

CORPORATE GOVERNANCE

     We have an ongoing commitment to good governance and business practices. In furtherance of this commitment we regularly monitor developments in the area of corporate governance, and review our processes and procedures in light of such developments. We review changes in federal law and the rules and regulations promulgated by the Securities and Exchange Commission ("SEC") and NASDAQ regulations applicable to companies whose securities are quoted on NASDAQ. We comply with new laws and rules and implement other corporate governance practices which we believe to be in the best interest of the Company and its stockholders. We believe that we have in place policies which are designed to enhance our stockholders' interests.

     The Company qualifies as a Controlled Company under applicable NASDAQ rules by virtue of more than 50% of the voting power of the Company being controlled by one individual as set forth below in "Securities Held By Management," and therefore is exempt from the requirement of NASD Rule 4350(c) that a majority of the Board of Directors must be comprised of independent directors as well as the requirements of Rule 4350(c) regarding determination of compensation of officers and nomination of directors. We have complied with these rules through the date hereof. In the future, inasmuch as the Company is a controlled company, compensation will be determined by the independent members of the Board and approved by the disinterested members of the Board, and nominations to the Board will be made by the Board, in each case including both directors who qualify and directors who do not qualify as independent directors.

     Corporate Code of Ethics. We have adopted a Corporate Code of Ethics, copies of which are available without cost upon written request to the Company's Chief Executive Officer at the Company's principal executive office. All of our employees, officers, and directors, including the Chief Executive Officer and Chief Financial Officer, are required to adhere to our Corporate Code of Ethics in discharging their work-related responsibilities. Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Ethics Policy.

     We also have a confidential hotline through which our employees may report concerns about the Company's business practices. In keeping with the Sarbanes-Oxley Act of 2002, the Audit Committee has established procedures for receipt and handling of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and to allow for the confidential, anonymous submission by our employees of concerns regarding accounting or auditing matters.

BOARD COMMITTEES, MEETINGS AND COMPENSATION

     Our Board of Directors has established two Committees, the Audit Committee and the Stock Incentive Committee. Committee membership is determined by the Board, and all committee members are independent directors as determined by the Board in accordance with the independence requirements under corporate governance rules for companies whose securities are quoted on NASDAQ. Audit Committee members also meet the independence requirements under Section 10A(m) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules thereunder. Where appropriate, each Committee maintains a written charter detailing its authority and responsibilities that is adopted by the Board of Directors. Charters are reviewed periodically as legislative and regulatory developments and business circumstances warrant. Charters are available without cost to any stockholder requesting a copy in writing to the attention of Mr. Steven Rosenberg at the Company's executive offices. The Audit Committee charter is attached as Exhibit A to this proxy statement.

     (i) The Audit Committee is responsible for (a) the quality and integrity of the Company's financial statements, (b) the Company's compliance with legal and regulatory requirements regarding accounting matters, (c) the selection, qualification and monitoring of independence of the independent accounting firm serving as auditors of the Company and (d) the performance of the Company's internal audit function and the work of the independent auditors. The Committee advises and makes recommendations to the Board of Directors regarding the financial, investment and accounting procedures and practices followed by the Company. The members of the Committee are Messrs. Stockwell (Chair), Cohen and Fischer. The Board has determined that Messrs. Stockwell and Cohen are both deemed to be financial experts under applicable rules of the SEC.

     (ii) The Stock Incentive Committee is responsible for the administration of our 1999 Stock Incentive Plan. The members of the Committee are Messrs. Cohen (Chair), Fischer and Stockwell.

     We do not have a nominating committee. In accordance with NASDAQ Marketplace rules, nominations of persons to serve on our Board of Directors for the coming year were made by the Board based upon the recommendation of at least a majority of the independent members of the Board.

     Considering the regulatory requirements and taking into account its limited size, our Board believes that it is appropriate for the Board, acting as a whole, to identify, and screen, all nominees for Directors of the Company for selection and to fulfill all of the functions of a formal nominating committee. The Board has adopted the following formal procedures for the consideration by the Board members responsible for identifying, screening and recommending Director nominees, to receive and consider any such nominees that may be made by stockholders of the Company.

     Stockholders must submit their recommendations in writing to the Company at its executive offices within the time period and in accordance with the procedure specified below. The Board will consider nominees recommended by the Company's stockholders provided that the recommendation contains sufficient information for them to assess the suitability of the candidate, including the candidate's qualifications. Candidates recommended by stockholders that comply with these procedures will receive the same consideration that candidates recommended by members of the Board receive. Each recommendation for nomination is required to set forth:

     * the name and address of the stockholder making the nomination and the person or persons nominated;

     * a representation that the stockholder is a holder of record of capital stock of the Company entitled to vote at such a meeting and intends to appear in person or by proxy at the meeting to vote for the person or persons nominated and the number of shares owned of record or beneficially owned by the stockholder;

     * a description of all arrangements and understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination was made by the stockholder;

     * such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board; and

     * the written consent of each nominee to serve as a director of the Company if so elected.

     Each recommendation must also include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under NASDAQ Marketplace Rule 4200 or, alternatively, a statement that the recommended candidate would not be so barred. Moreover, no candidate will be considered if the candidate (i) is involved as a plaintiff in on-going litigation with the Company or any of its subsidiaries or is employed by an entity which is involved as a plaintiff in on-going litigation with the Company or any of its subsidiaries or (ii) is the subject of any on-going criminal investigation or any investigation of any regulatory authority, including any investigations for fraud or financial misconduct or (iii) is affiliated with a competitor of the Company or any of its subsidiaries. A nomination which does not comply with the above requirements or is not submitted within the time period specified below will not be considered.

     A stockholder wishing to nominate a candidate for election to the Board at a meeting of stockholders at which directors are to be elected is required to give the written notice containing the required information specified above and addressed to the Chief Executive Officer/President of the Company so that it is received by the Company's Chief Executive Officer/President no later than (i) the latest date upon which stockholder proposals must be submitted to the Company for inclusion in its proxy statement relating to such meeting pursuant to Rule 14a-8 under the Exchange Act or other applicable rules or regulations under the federal securities laws or, if no such rules apply, at least 90 days prior to the date one year from the date of the immediately preceding annual meeting of stockholders, and (ii) with respect to an election to be held at a special meeting of stockholders, 30 days prior to the printing of the Company's proxy materials with respect to such meeting or if no proxy materials are being distributed to stockholders, at least the close of business on the fifth day following the date on which notice of such meeting is first given to stockholders.

     The qualities and skills sought in prospective members of the Board generally require that director candidates be qualified individuals who, if added to the Board, would provide the mix of director characteristics, experience, perspectives and skills appropriate for the Company. Criteria for selection of candidates include, but are not limited to: (i) business and financial acumen, as determined by the Board in its discretion, (ii) qualities reflecting a proven record of accomplishment and ability to work with others,
(iii) knowledge of the Company's industry, (iv) relevant experience and knowledge of corporate governance practices, and (v) expertise in an area relevant to the Company. Such persons should not have commitments that would conflict with the time commitments of a Director of the Company. Such persons shall have other characteristics considered appropriate for membership on the Board of Directors, as determined by the Board.

     We do not have a compensation committee. It is the view of the Board of Directors that it is appropriate for us not to have a compensation committee because we are a "Controlled Company" under the applicable rules of the NASDAQ Marketplace. Executive compensation, except compensation governed by the terms of an employment agreement, is determined by the independent members of the Board and for fiscal 2007 such determination was made by Messrs. William L. Cohen, Martin A. Fischer and Randolph B. Stockwell, the independent members of the Board and approved by the disinterested members of the Board, which is comprised of all the members of the Board, except for Mr. Steven Rosenberg's compensation, in which case the disinterested members were all of the members of the Board except Mr. Rosenberg.

     During the fiscal year ended December 31, 2006, the Board met one time and acted four times by unanimous written consent. The Audit Committee met six times during fiscal year 2006. The Stock Incentive Committee did not meet during fiscal year 2006. Each director attended all of the total number of meetings of the Board and not less than 75% of the meetings of the committees of the Board on which he served. The Company does not have a policy requiring the directors to attend Annual Meetings of Stockholders. However, each director attended the Company's 2006 Annual Meeting of Stockholders.

     For a description of compensation paid to Directors, see "Management Compensation - Compensation of Directors."

THE BOARD OF DIRECTORS

     Our Board is elected annually, and each director stands for election every year. We do not have a classified or staggered board. Our Board is comprised of six Directors, of which two are employees, one is a significant stockholder of the Company and three have been affirmatively determined by the Board to be independent, meeting the objective requirements set forth by NASDAQ and the SEC, and having no other relationship to the Company other than their service on the Board of Directors.

     Stockholders wishing to communicate with the Board of Directors or with a specific Board member may do so by writing to the Board, or to the particular Board member, and delivering the communication in person or mailing it to:
Steven Rosenberg, Chief Executive Officer, Berkshire Bancorp Inc., 160 Broadway, New York, New York 10038.


EXECUTIVE OFFICERS OF THE COMPANY

     Set forth below is information regarding persons deemed executive officers of the Company who are not also directors or nominees for director.

     NAME                AGE                         OFFICE
     ----                ---                         ------
David Lukens             57         Executive Vice President and Chief Financial
                                    Officer of The Berkshire Bank

     Mr. Lukens has been Senior Vice President and Chief Financial Officer of the Bank since December 1999 and Executive Vice President since December 2003. Prior to joining the Bank, Mr. Lukens was Senior Vice President and Chief Financial Officer of First Washington State Bank, a New Jersey commercial bank, from 1994 to 1999 and was Vice President and Controller at the Philadelphia, PA branch of Bank Leumi Le-Israel B.M., an international commercial bank, from 1978 to 1994.

SECTION 16(a) COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers (as defined therein), directors and persons owning more than ten (10%) percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership of all equity and derivative securities of the Company with the SEC. SEC regulations also require that a copy of all such
Section 16(a) forms filed be furnished to the Company by the filer.

     Based solely on a review of the copies of such forms and amendments thereto received by the Company, or on written representations from our executive officers and directors that no Forms 5 were required to be filed, we believe that during fiscal 2006 all Section 16(a) filing requirements applicable to our executive officers, directors and beneficial owners of more than ten (10%) percent of our Common Stock were met.

SECURITIES HELD BY MANAGEMENT

     The following table sets forth information regarding beneficial ownership of our common stock as of the Record Date by (i) each of our current directors,
(ii) the individuals named in the Summary Compensation Table set forth below and
(iii) all of our current directors and executive officers as a group. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if he has or shares the power to vote or direct the voting of such security or the power to dispose or direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within sixty (60) days of the Record Date.


                                                    AMOUNT AND NATURE
                                                      OF BENEFICIAL
                       NAME AND ADDRESS OF           OWNERSHIP AS OF     ERCENT
TITLE OF CLASS        BENEFICIAL OWNER (a)           THE RECORD DATE    OF CLASS
--------------   --------------------------------   ------------------  --------
Common Stock     William L. Cohen                         7,500 (1)        *
                 160 Broadway
                 New York, NY 10038
Common Stock     Martin A. Fischer                        9,800 (2)        *
                 160 Broadway
                 New York, NY 10038
Common Stock     Moses Krausz                           148,691 (3)        2.1%
                 4 East 39th Street
                 New York, NY 10016
Common Stock     David Lukens                            15,600 (4)        *
                 4 East 39th Street
                 New York, NY 10016
Common Stock     Moses Marx                           3,538,864 (5)       51.3%
                 160 Broadway
                 New York, NY 10038
Common Stock     Steven Rosenberg                        62,580 (6)        *
                 160 Broadway
                 New York, NY 10038
Common Stock     Randolph B. Stockwell                   24,000 (7)        *
                 160 Broadway
                 New York, NY 10038
Common Stock     All executive officers and
                 directors as a group (7 persons)     3,807,035 (8)       54.3%

------------------------------------------------
                 * Less than 1%


(a) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.
(1) Includes 3,000 shares issuable upon the exercise of options which have been granted to Mr. Cohen under our 1999 Stock Incentive Plan.
(2) Includes 1,500 shares issuable upon the exercise of options which have been granted to Mr. Fischer under our 1999 Stock Incentive Plan.
(3) Includes 60,000 shares issuable upon the exercise of options which have been granted to Mr. Krausz under our 1999 Stock Incentive Plan and 2,100 shares owned by Mr. Krausz's spouse.
(4) Includes 15,000 shares issuable upon the exercise of options which have been granted to Mr. Lukens under our 1999 Stock Incentive Plan.
(5) Includes 3,000 shares issuable upon the exercise of options which have been granted to Mr. Marx under our 1999 Stock Incentive Plan, 285,000 shares owned by Momar Corporation and 386,163 shares owned by Terumah Foundation. Does not include 37,302.32 shares representing 23.0% of the shares owned by Eva and Esther, L.P., of which Mr. Marx has a 23.0% limited partnership interest. Mr. Marx's daughters and their husbands are the general partners of Eva and Esther, L.P.

(6) Includes 30,000 shares issuable upon the exercise of options which have been granted to Mr. Rosenberg under our 1999 Stock Incentive Plan.
(7) Includes 3,000 shares issuable upon the exercise of options which have been granted to Mr. Stockwell under our 1999 Stock Incentive Plan.
(8) Includes 115,500 shares of common stock which are issuable upon the exercise of outstanding options.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In January 2000, the Bank entered into a lease agreement with Bowling Green Associates, LP, the principal owner of which is Mr. Moses Marx, a director of the Company, for commercial space to open a bank branch. We obtained an appraisal of the market rental value of the space from an independent appraisal firm and management believes that the terms of the lease, including the annual rent of $328,000 paid in fiscal 2006, is comparable to the terms and annual rent that would be paid to non-affiliated parties in a similar commercial transaction for similar commercial space. We currently pay an annual rent of $353,000 pursuant to this lease.

POLICY REGARDING APPROVAL OF TRANSACTIONS BETWEEN BERKSHIRE AND RELATED PARTIES

     It is the policy of the Board of Directors of the Company that the Company, acting by its independent directors, shall on an ongoing basis conduct an appropriate review of all related party transactions required to be disclosed pursuant to SEC Regulation S-K Item 404 for potential conflict of interest situations and that all such related party transactions must be approved by the Company's Audit Committee.

                      COMPENSATION DISCUSSION AND ANALYSIS

     Our Board of Directors has delegated primary authority for executive compensation to the three independent members of the Board, or Independent Directors, who, though not a formal compensation committee of the Board, act in such capacity.

PHILOSOPHY ON EXECUTIVE COMPENSATION

     It is our philosophy to compensate executive officers in a manner that promotes the recruitment, motivation and retention of exceptional employees who will help us achieve our strategic business objectives and increase stockholder value. Our executive compensation philosophy is implemented through compensation programs based upon the following principles:

     * Targeted total compensation (salary, bonus, and long-term incentives) and benefits package for executives should be set near the median levels of compensation for corporate executives delivered by certain peer companies, taking into account the relative responsibilities of the executive officers involved. Actual total compensation in any given year may be above or below the target level based on individual and corporate performance.

     * Our total compensation package should provide an appropriate mix of fixed and variable compensation to support a meaningful pay-for-performance relationship for our executive officers.

     * Performance-based compensation should be tied to performance measures believed to enhance future stockholder value.

     * Our long-term incentive program should be designed to encourage executive retention and link executive compensation directly to long-term stockholder interests.

     * Compensation plans should be easy to understand and administer.


OVERVIEW OF COMPANY POLICY ON EXECUTIVE COMPENSATION

     Our executive compensation policy and practice is established by the Independent Directors. Specific policies and practices relating to each element of named executive officers' compensation are described below. The objective of our compensation policy is to provide an overall compensation opportunity that is competitive with that offered for similar positions by similar organizations in our industry. Executive compensation may be above or below this general level at times for a variety of reasons, including performance, recruiting or retention requirements and market conditions.

     Actual compensation against this generally median target is designed to be commensurate with our corporate performance and the individual performance of our executives. We generally structure our benefits based on a review of the typical practices within our industry and our business strategy.

     Our approach to the total pay package for our executive officers is to view the various elements of the package as a portfolio of rewards, designed to achieve different specific purposes but to balance each other in motivating appropriate behavior, rewarding different aspects of performance or meeting corporate objectives for attracting and retaining the talent needed to successfully lead our company and increase stockholder value.


THE ROLE OF THE INDEPENDENT DIRECTORS AND MANAGEMENT IN DETERMINING EXECUTIVE COMPENSATION

     For compensation purposes, our executive officers consist of the three executive officers named in the Summary Compensation Table. The Independent
Directors approve all key elements of our executive compensation and benefit programs for the named executive officers. In addition, they assess our financial performance and capital position compared to our plan in determining future awards under the plans. Finally, the Independent Directors approve all salary increases, cash bonus amounts, equity grants, employment, severance, or change of control agreements and all benefit programs as they apply to the named executive officers.

COMPENSATION POLICY REGARDING NAMED EXECUTIVE OFFICERS

     Each element of compensation is described below. Generally, the mix of pay elements, including salary and annual cash bonus, long-term incentive and equity opportunity, benefits and perquisites, are designed to address the needs of our company and reflect the competitive marketplace. We review the mix and allocation to individuals regularly, but maintain a flexible policy to deliver compensation that motivates, retains and rewards our executives. In executing this policy, the Independent Directors consider a variety of factors, applying its collective judgment where appropriate, against a frame of reference that the total pay opportunity should be generally competitive.

BASE SALARIES

     In general, we target base salaries at competitive levels relative to executive officers in comparable positions in our industry, taking into account the comparable responsibilities of the executive officers involved. Where the responsibilities of executive positions are different from those typically found among other bank holding companies or banks, or where executives are new to their responsibilities or play a particularly critical role, base salaries may be targeted above or below median competitive levels. In determining salaries, the Independent Directors also take into account individual leadership, integrity and vision, experience and performance relative to other executive officers in comparable positions. We believe the named executive officers' salaries reported in the Summary Compensation Table are in keeping with this philosophy.

ANNUAL NON-EQUITY INCENTIVE AWARDS

     For 2006, the Independent Directors determined the cash awards for the named executive officers which represent, in their view, a generally competitive level of bonus for corporate and individual performance. This amount is set for each individual and position so that, along with base salary, the executive's total cash pay would be comparable to the cash compensation of executives of similarly sized companies in our industry.

ANNUAL INCENTIVE PERFORMANCE GOALS AND MEASURES

     At the beginning of each year, the Independent Directors review our business plan and budgets for the coming year. Historically and in 2006, the targets for performance are measured by the (i) management of our loan portfolio, loan products and underwriting standards, (ii) management of our investment activities and portfolio of investment securities, (iii) integration of new bank branches, (iv) integration of new technologies and information systems, (v) safety and soundness of the bank, (vi) financial performance to budget, and (vii) growth in stockholders' equity. The annual incentive portion of total compensation is designed to reward executives for meeting these objectives which we believe are the important drivers for the long-term success of our company.

     At year end, the Independent Directors review performance against these objectives and apply more judgmental factors, which reflect actual achievements in such areas as the quality of earnings, risk positioning and strategic positioning of our portfolio of loans and investment securities. The effect of market and industry conditions, interest rates and the economy in general on performance is also considered. Total payouts may be adjusted up or down based on this assessment.

     Based on their assessment of each executive officer's performance for the year relative to our plan, their judgment on the appropriate effect of any of the factors discussed above and any individual performance adjustments, the
Independent Directors make a decision on the actual bonus to be paid to such executive officer for the year. The decision is based in part upon recommendations made by the Chief Executive Officer and the named executive officer's immediate superior, if not the Chief Executive Officer.

     Further detail on individual annual bonus payments made to the named executive officers is provided in the Summary Compensation Table and its accompanying narrative.

LONG-TERM AND INCENTIVE AWARDS

     We provide periodic, but not annual, long-term equity incentives through our 1999 Stock Incentive Plan which was approved by our stockholders. Equity incentives in past years provided for long-term compensation opportunities for the named executive officers in the form of a fair market value stock option grant.

STOCK OPTIONS

     We intend that the value of any future stock options we grant be measured by the fair value of the option at grant date under Financial Accounting Standard No. 123(R) ("FAS 123(R)"). We believe that periodic, not annual, stock option grants best link executive compensation to the interests of our stockholders. The value realizable from this type of award is solely dependent on the increase in our stock price over the term of the options, after which the options expire. Our practice in regard to stock options and other equity grants is that such grants are typically made to existing executives on a periodic basis, with possible exceptions for new hires, promotions or special retention awards. The Independent Directors review management recommendations as to stock option grants to employees below the named executive officer level.

     Typically, stock option awards are approved in advance and they are effective on a future pre-selected date. We do not select stock option grant dates for executives in coordination with the release of material, non-public information, or time the release of such information because of option grant dates. Historically, we have awarded non-qualified stock options which vest in full one year from the date of the award and expire five years thereafter.

RESTRICTED STOCK

     We have not used restricted stock grants in the past, though we may do so in the future. Restricted stock, unlike a stock option, is an outright grant of common stock in which ownership vests over a period of time. If restricted stock is granted, then, throughout the vesting period holders of restricted stock would have the right to vote their restricted shares and to receive dividends.

POLICY ON POST-TERMINATION BENEFITS

     Our policy on executive post-termination benefits is to review each situation as it arises. We seek to provide fair and appropriate treatment to all of our employees depending upon the termination situation.

CHANGE OF CONTROL TERMINATION POLICIES

     We have no change of control agreements with any of our employees.

RETIREMENT PLAN

     Substantially all full-time employees are eligible to participate in the Berkshire Bancorp Inc. Retirement Income Plan after one year of employment. We believe that retirement plan benefits are an integral part of compensation of our executive officers and other employees. We provide these benefits in order to make an income stream available to the recipients that will assist in meeting their post-retirement needs. Benefits are determined by compensation and years of service. Further detail regarding the retirement plan is provided in the Pension Benefits Table and accompanying discussion.

DEFERRED COMPENSATION

     Certain named executives are eligible to participate in the Deferred Compensation Plan of The Berkshire Bank. This plan, adopted in July 2006, is designed to allow executives to defer base salary and annual incentives until a future date. The interest rates at which these deferrals accrue are not guaranteed and we believe are in line with competitive practice in our industry. Further detail on the interest rates we pay is provided in the Nonqualified Deferred Compensation Table and accompanying discussion.

PERQUISITES AND OTHER BENEFITS

     We do not provide perquisites of any kind to our named executive officers. However, our executives are eligible to participate in the benefit plans available to all of our employees.

NON-EMPLOYEE DIRECTOR COMPENSATION

     In 2006, the Independent Directors reviewed the components of our non-employee director compensation program and recommended to the Board that it remain unchanged. A further review will be undertaken in 2007 to assure that director pay remains appropriate. Details regarding director compensation is provided in the Director Compensation Table and accompanying discussion.

TAX CONSIDERATIONS

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") disallows a tax deduction for compensation in excess of $1 million paid to our Chief Executive Officer or any of our other named executive officers whose total compensation is required to be reported. However, performance-based compensation that satisfies the requirements of Section 162(m) is deductible. We intend to establish and administer executive officer compensation programs that are deductible. However, we may award compensation from time to time that is not fully tax deductible if we determine that such awards are consistent with our philosophy and in the best interests of our stockholders.

     Section 409A of the Code provides that amounts deferred under nonqualified deferred compensation plans are included in an employee's income when they vest unless specified requirements are met. If these requirements are not met, employees are also subject to an additional income tax and interest penalties. Our nonqualified deferred compensation plans are intended to meet, and will be amended to meet, these requirements. As a result, our employees will be taxed when the deferred compensation is actually paid to them and we will be entitled to a tax deduction at that time.

     Section 280G of the Code disallows a company's tax deduction for what are defined as "excess parachute payments," and Section 4999 imposes a 20% excise tax on any person who receives excess parachute payments. None of our named executive officers are entitled to such payments upon termination of their employment, including termination following a change of control of our company. We do not have change of control agreements with any of our named executive officers.

     Our stock awards generally accelerate in the event of a change of control and qualifying termination of employment. This acceleration could contribute to potential excess parachute payments.

ACCOUNTING CONSIDERATIONS

     Stock options, restricted stock, and performance shares are accounted for based on their grant date fair value, as determined under FAS 123R. We consider the accounting expense as well as the cash expense of all programs as part of our design and review criteria.

                        REPORT ON EXECUTIVE COMPENSATION

     The independent directors have reviewed and discussed the Compensation Discussion and Analysis set forth in this Proxy Statement with our management; and

     Based on such review and discussions the Independent Directors recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

William L. Cohen
Martin A. Fischer
Randolph B. Stockwell


EXECUTIVE COMPENSATION

     The following table shows the compensation paid in or with respect to the last fiscal year to the individual who served as our Chief Executive Officer and Chief Financial Officer for the fiscal year ended December 31, 2006, and to each of the other executive officers of the Bank whose total compensation was more than $100,000 during the fiscal year ended December 31, 2006 (our "named executive officers").

SUMMARY COMPENSATION TABLE

                                                                    CHANGE IN
                                                                  PENSION VALUE
                                                                       AND
                                                                  NONQUALIFIED
                                                                    DEFERRED
                                                                  COMPENSATION        ALL OTHER
NAME AND PRINCIPAL                          SALARY     BONUS        EARNINGS        COMPENSATION       TOTAL
POSITION                          YEAR        $          $              $                 $              $
Steven Rosenberg                  2006     200,000     25,000        232,267               --         457,267
President, Chief Executive
Officer and Chief Financial
Officer

Moses Krausz                      2006     422,130    250,000             --           11,424         683,554
President and Chief
Executive Officer of The
Berkshire Bank

David Lukens                      2006     174,000     25,000         11,996            7,658         218,654
Executive Vice President
and Chief Financial Officer
of The Berkshire Bank


NARRATIVE SUMMARY COMPENSATION TABLE

     Mr. Rosenberg does not have an employment agreement with us. The amounts reported for Change in Pension Value and Nonqualified Deferred Compensation Earnings includes only the change in the value of his benefit payable under our Retirement Income Plan. Mr. Rosenberg does not participate in the Bank's 401(k) Plan or its Deferred Compensation Plan.

     Mr. Krausz has an employment agreement with us. The agreement expires on April 20, 2008 unless automatically renewed for up to three additional years as provided for in the agreement. The agreement provides for the payment to Mr. Krausz of a specified base salary with fixed annual increases, the payment of a discretionary bonus and participation in our employee benefit plans. There are no change in control provisions in Mr. Krausz's employment agreement. Mr. Krausz is a participant in the Bank's 401(k) Plan and its Deferred Compensation Plan. The amounts reported in All Other Compensation consists of contributions we made to Mr. Krausz's 401(k) account of $6,600, income associated with life insurance coverage and aggregate earnings on the Deferred Compensation Plan.

     Mr. Lukens has an employment agreement with us. The agreement will expire on June 30, 2008 unless automatically renewed for up to three additional years as provided for in the agreement. The agreement provides for the payment to Mr. Lukens of a base salary and annual bonus, and participation in our employee benefit plans. There are no change in control provisions Mr. Lukens' employment agreement. The amounts reported for Change in Pension Value and Nonqualified Deferred Compensation Earnings includes only the change in the value of Mr. Luken's benefit payable under our Retirement Income Plan. Mr. Lukens is a participant in the Bank's 401(k) Plan and its Deferred Compensation Plan. The amounts reported in All Other Compensation consists of contributions we made to Mr. Lukens' 401(k) account of $5,970, income associated with life insurance coverage and aggregate earnings on the Deferred Compensation Plan.

       GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR ENDED DECEMBER 31, 2006

     There were no grants of awards made to any of our named executive officers in 2006 under any non-equity or equity incentive plan.

     The following table sets forth certain information regarding equity-based awards held by each of our named executive officers as of December 31, 2006.

                                     OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2006

                   ----------------------------------------------------------------------------
                                                   OPTION AWARDS
                   ----------------------------------------------------------------------------




                                                     EQUITY INCENTIVE
                     NUMBER OF       NUMBER OF         PLAN AWARDS:
                     SECURITIES      SECURITIES         NUMBER OF
                     UNDERLYING      UNDERLYING         SECURITIES
                    UNEXERCISED     UNEXERCISED         UNDERLYING        OPTION
                      OPTIONS         OPTIONS          UNEXERCISED       EXERCISE      OPTION
                        (#)             (#)          UNEARNED OPTIONS      PRICE     EXPIRATION
NAME                EXERCISABLE    UNEXERCISABLE           (#)               $          DATE
Steven Rosenberg       30,000            --                 --             10.00      07/31/07
Moses Krausz           60,000            --                 --             10.00      07/31/07
David Lukens           15,000            --                 --             10.00      07/31/07





                   ----------------------------------------------------------------------------
                                       STOCK AWARDS
                   ----------------------------------------------------------------------------
                                                                                     EQUITY
                                                                                 INCENTIVE PLAN
                                                                                    AWARDS:
                                                                                   MARKET OR
                                                          EQUITY INCENTIVE      PAYOUT VALUE OF
                    NUMBER OF                               PLAN AWARDS:            UNEARNED
                    SHARES OR                            NUMBER OF UNEARNED      SHARES, UNITS,
                    UNITS OF        MARKET VALUE OF       SHARES, UNITS, OR     OR OTHER RIGHTS
                   STOCK THAT     SHARES OR UNITS OF      OTHER RIGHTS THAT      THAT HAVE NOT
                    HAVE NOT      STOCK THAT HAVE NOT      HAVE NOT VESTED           VESTED
                     VESTED             VESTED                   (#)                  (#)
NAME                   (#)                (#)
Steven Rosenberg       --                 --                     --                    --
Moses Krausz           --                 --                     --                    --
David Lukens           --                 --                     --                    --



    OPTION EXERCISES AND STOCK VESTED IN FISCAL YEAR ENDED DECEMBER 31, 2006

     The following table sets forth certain information regarding option exercises by our named executive officers during the year ended December 31, 2006.

                   -------------------------------------------------------------------------------
                                  OPTION AWARDS                          STOCK AWARDS
                   -------------------------------------------------------------------------------
                    NUMBER OF SHARES                         NUMBER OF SHARES
                       ACQUIRED ON                             ACQUIRED ON
                        EXERCISE        VALUE REALIZED ON        VESTING        VALUE REALIZED ON
                           (#)            EXERCISE (1)             (#)               VESTING
NAME                                           ($)                                     ($)
Steven Rosenberg           --                    --                 --                  --
Moses Krausz               --                    --                 --                  --
David Lukens             5,000               28,083                 --                  --

(1) Calculated based upon the closing sale price of our common stock on the date of exercise less the exercise price for such shares, but excluding any tax obligation incurred by the named executive officer in connection with the exercise.

1999 STOCK INCENTIVE PLAN

Our 1999 Stock Incentive Plan permits the granting of awards in the form of nonqualified stock options, incentive stock options, restricted stock, deferred stock, and other stock-based incentives. Up to 600,000 shares of our common stock may be issued pursuant to the 1999 Stock Incentive Plan (subject to appropriate adjustment in the event of changes in our corporate structure). Officers, directors and other key employees of us or any of our subsidiaries are eligible to receive awards under the 1999 Stock Incentive Plan. The option exercise price of all options which are granted under the 1999 Stock Incentive Plan must be at least equal to 100% of the fair market value of a share of common stock of the Company on the date of grant. At December 31, 2006, options to acquire 557,757 shares of our common stock have been granted under this plan, 185,878 options are outstanding and exercisable, and 42,243 options are available for future grants.

                          POST-EMPLOYMENT COMPENSATION

PENSION BENEFITS

                                                   NUMBER OF       PRESENT VALUE      PAYMENTS
                                                YEARS CREDITED    OF ACCUMULATED     DURING LAST
                                                    SERVICE           BENEFIT        FISCAL YEAR
NAME                       PLAN NAME                  (#)              ($)               ($)
Steven Rosenberg    Retirement Income Plan            15.7            1,063,312             --
David Lukens        Retirement Income Plan             6.0               57,953             --



RETIREMENT INCOME PLAN. Our Retirement Income Plan is a noncontributory defined benefit plan covering substantially all of our full-time, non-union United States employees. Under the Retirement Income Plan, our benefits were based upon a combination of employee compensation and years of service. We paid the entire cost of the plan for our employees and funded such costs as they accrued. Our funding policy was to make annual contributions within minimum and maximum levels required by applicable regulations. Our customary contributions were designed to fund normal cost on a current basis and fund over 30 years the estimated prior service cost of benefit improvements (15 years of annual gains and losses). The projected unit cost method was used to determine the annual cost. Plan assets consist principally of equity and fixed income mutual funds.

     Benefit accruals were frozen as of September 15, 1988, resulting in a plan curtailment. As a result of such curtailment, we did not accrue benefits for future services; however, we did continue to contribute as necessary for any unfunded liabilities. In 2000, we reinstated the Retirement Income Plan to cover substantially all of our full-time, non-union United States employees.

     Except for Mr. Rosenberg whose benefit is subject to the laws governing the Retirement Income Plan, a participant in the Retirement Income Plan accumulates a balance in his or her retirement account by receiving: (i) an annual retirement credit of 5% of gross wages paid during the year, but not in excess of the applicable annual maximum compensation permitted to be taken into account under Internal Revenue Service guidelines for each year of service; and (ii) an annual interest credit based upon the 30-year U. S. Treasury securities rate. We pay the entire cost of the Retirement Income Plan for our employees and fund such costs as they accrue.

     Our plan provides for a normal retirement age of 65. However, the estimated annual unreduced benefits payable under the Retirement Income Plan upon earlier retirement at age 62 for Messrs. Rosenberg and Lukens are approximately $160,000 and $16,000, respectively. In accordance with the laws currently governing the Retirement Income Plan, the estimated annual benefit payable to Mr. Rosenberg is not expected to increase. Mr. Krausz is not a participant in the Retirement Income Plan.

NONQUALIFIED DEFERRED COMPENSATION

                                              EXECUTIVE          REGISTRANT         AGGREGATE         AGGREGATE    AGGREGATE BALANCE
                                           CONTRIBUTIONS IN   CONTRIBUTIONS IN  EARNINGS IN FISCAL   WITHDRAWALS/   AT DECEMBER 31,
                                           FISCAL YEAR 2006   FISCAL YEAR 2006      YEAR 2006       DISTRIBUTIONS        2006
                                                  $                   $                 $                 $                $

NAME                     PLAN NAME
Moses Krausz   Deferred Compensation Plan       7,000                  --                75              --              7,075
David Lukens   Deferred Compensation Plan       2,610                  --                28              --              2,638

-------------------

     All of the amounts reported under the caption Registrant's Contributions and Aggregate Earnings in Fiscal 2006 have also been reported in the Summary Compensation Table for fiscal 2006. None of the amounts reported in Aggregate Balance at December 31, 2006 were reported as compensation to the named executive officer in our Summary Compensation Tables of previous years.


     DEFERRED COMPENSATION PLAN. The Bank's deferred compensation plan was established in July 2006 to provide for a systematic method by which key employees of the Bank may defer payment of not less than 3% and not more than 50% of his or her compensation that would otherwise be payable during the year. The Deferred Compensation Plan is intended to be a nonqualified and unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees pursuant to Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended.

     On June 30 and December 31 of each year, account balances are credited with the applicable earnings rate, the highest deposit rate paid by the Bank on its generally available interest bearing deposit accounts (excluding time deposits), in effect at that time. Distributions from the Deferred Compensation Plan may be made upon (i) termination of employment, (ii) an unforeseeable emergency, (iii) death, (iv) disability, as defined under Section 409A of the Code and (v) a Change in Control Event, to the extent such Change in Control Event constitutes permissible payment under Section 409A of the Code.

                            COMPENSATION OF DIRECTORS

DIRECTOR COMPENSATION FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006.

                                                                                  CHANGE IN
                                                                                PENSION VALUE
                                                                                     AND
                                                                                NONQUALIFIED
                           FEES EARNED                          NON-EQUITY        DEFERRED
                            OR PAID IN    STOCK     OPTION    INCENTIVE PLAN    COMPENSATION      ALL OTHER
                              CASH       AWARDS     AWARDS     COMPENSATION       EARNINGS      COMPENSATION     TOTAL
NAME                            $           $         $             $                 $               $            $
William L. Cohen               32,500       --         --           --                --              --         32,500
Moses Marx                     26,500       --         --           --                --              --         26,500
Martin A. Fischer (a)           3,083       --         --           --                --              --          3,083
Thomas V. Guarino (b)          28,416       --         --           --                --              --         28,416
Randolph B. Stockwell          30,500       --         --           --                --              --         30,500


     Each director who is not also an employee receives a stipend of $25,000 per annum and $1,500 for each day during which he participates in a meeting of the Board or a Committee of the Board. Each of these directors also receives a fee of $1,000 for telephonic meetings of the Board or a Board Committee. In addition, see "1999 Stock Incentive Plan" above.

-------------------
(a)  Mr.  Fischer was elected to the Board on December 7, 2006.
(b)  Mr. Guarino resigned from the Board effective August 31, 2006.
(c) Messrs. Cohen, Marx and Stockwell each own stock options for 3,000 shares of the our common stock.
(d)  Mr. Fischer owns stock options for 1,500 shares of our common stock.


EQUITY COMPENSATION PLANS

     The following table details information regarding our existing equity compensation plans as of December 31, 2006.

                                                                                            (c)
                                                                                   NUMBER OF SECURITIES
                                      (a)                       (b)               REMAINING AVAILABLE FOR
                            NUMBER OF SECURITIES TO       WEIGHTED-AVERAGE         FUTURE ISSUANCE UNDER
                            BE ISSUED UPON EXERCISE       EXERCISE PRICE OF      EQUITY COMPENSATION PLANS
                            OF OUTSTANDING OPTIONS,      OUTSTANDING OPTIONS,      (EXCLUDING SECURITIES
PLAN CATEGORY                 WARRANTS AND RIGHTS        WARRANTS AND RIGHTS      REFLECTED IN COLUMN (a)
-------------               -----------------------      --------------------    -------------------------

Equity compensation                  185,878                  $ 9.76                        42,243
plans approved by
security holders
Equity compensation                       --                      --                            --
plans not approved by
security holders
Total                                185,878                  $ 9.76                        42,243

                          REPORT OF THE AUDIT COMMITTEE

     The Audit Committee (the "Audit Committee") of the Company is comprised of three independent directors and operates under a written charter adopted by the Board.

     The primary function of the Audit Committee is to provide advice with respect to the Company's financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting, tax and legal compliance. The Audit Committee's primary duties and responsibilities are to:

     a. Periodically assess the integrity of the Company's financial reporting process and systems of internal control regarding accounting.

     b. Select the Company's outside auditors and periodically assess their independence and performance.

     c. Provide an avenue of communication among the Company's independent accountants, management and the Board of Directors.

     Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     The Audit Committee held six meetings during fiscal year 2006. During these meetings, the Audit Committee reviewed and discussed the Company's financial statements with management and Grant Thornton LLP ("Grant Thornton"), its independent certified public accountants.

     The Audit Committee reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2006 with the Company's management and management represented to the Audit Committee that the Company's financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee discussed with Grant Thornton matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Audit Committee received the written disclosures and conforming letter from Grant Thornton required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), and the Audit Committee discussed with Grant Thornton their independence from the Company. It considered the non-audit services provided by Grant Thornton and determined that the services provided are compatible with maintaining Grant Thornton's independence.

     Based on the Audit Committee's discussions with management and Grant Thornton LLP and the Audit Committee's review of the representations of management and the report of Grant Thornton LLP to the Audit Committee, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006 for filing with the Securities and Exchange Commission.

                           THE AUDIT COMMITTEE
                    RANDOLPH B. STOCKWELL (CHAIRMAN)
                            WILLIAM L. COHEN
                            MARTIN A. FISCHER

                                  OTHER MATTERS

     The Board of Directors of the Company knows of no other matters to be presented at the Annual Meeting, but if any such matters properly come before the Annual Meeting, the persons holding the accompanying proxy will vote in accordance with their judgment.

                    INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

     Grant Thornton LLP has audited and reported upon the financial statements of the Company for the fiscal year ended December 31, 2006. It is currently anticipated that Grant Thornton LLP will be selected by the Audit Committee of the Board of Directors to examine and report upon our financial statements for the fiscal year ending December 31, 2007. A representative of Grant Thornton LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

     The total fees paid to Grant Thornton for the last two fiscal years are as follows:

                                                    FISCAL YEAR ENDED    FISCAL YEAR ENDED
                                                    DECEMBER 31, 2006    DECEMBER 31, 2005
                                                    -----------------    -----------------
AUDIT FEES:                                            $ 281,540           $ 168,581

AUDIT RELATED FEES: Professional services              $      --           $  26,959
rendered for employee benefit plan audits,
accounting assistance in connection with
acquisitions and consultations related to
financial accounting and reporting standards

TAX FEES: Tax consulting, preparation of returns       $  68,200           $  57,160

ALL OTHER FEES: Professional services rendered         $      --           $      --
for corporate support


     The Audit Committee has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit and permissible non-audit services provided by Grant Thornton LLP in 2006. Consistent with the Audit Committee's responsibility for engaging the Company's independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee. The full Audit Committee approves proposed services and fee estimates for these services. The Audit Committee chairperson has been designated by the Audit Committee to approve any audit and permissible non-audit services arising during the year that were not pre-approved by the Audit Committee and services that were pre-approved. Services approved by the Audit Committee chairperson are communicated to the full Audit Committee at its next regular quarterly meeting and the Audit Committee reviews services and fees for the fiscal year at each such meeting. Pursuant to these procedures, the Audit Committee approved the foregoing audit and permissible non-audit services provided by Grant Thornton LLP.

                       SUBMISSION OF STOCKHOLDER PROPOSALS

     A stockholder proposal that complies with all of the applicable requirements under Rule 14a-8 of the Exchange Act and any other applicable regulation or statute must be received by the Company on or prior to December 18, 2007 at the address of the Company set forth on the first page of this Proxy Statement in order to be eligible for inclusion in the Company's proxy statement for the 2008 Annual Meeting of Stockholders. Any such proposal should be directed to the Secretary or Assistant Secretary of the Company.

     In accordance with Rules 14a-4(c) and 14a-5(e) promulgated under the Exchange Act, the Company hereby notifies its stockholders that it did not receive notice of any proposed matter to be submitted for stockholder vote at the Annual Meeting and, therefore, any proxies received in respect of the Annual Meeting will be voted in the discretion of the Company's management on any other matters which may properly come before the Annual Meeting. The Company further notifies its stockholders that if the Company does not receive notice by March 6, 2008 of a proposed matter to be submitted by a stockholder for stockholders vote at the 2008 Annual Meeting of Stockholders, then any proxies held by persons designated as proxies by the Company's Board of Directors in respect of such Annual Meeting may be voted at the discretion of such persons on such matter if it shall properly come before such Annual Meeting.

                                    By Order of the Board of Directors

                                    Emanuel J. Adler
                                    Secretary
Dated: April 16, 2007

                                                                       EXHIBIT A

                             AUDIT COMMITTEE CHARTER

                                       FOR

                             BERKSHIRE BANCORP INC.

Purpose

The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board"). The Committee's primary purpose is to assist the Board in fulfilling its oversight responsibilities with respect to:

     a. The integrity of the Company's financial reporting process and systems of internal controls regarding accounting; and

     b.   The independence and qualifications of the Company's outside auditors.

In addition, the Committee will assist in providing an avenue of communication among the outside auditors, management and the Board.

Composition

The Committee shall have at least three (3) members, comprised solely of independent directors as such term is defined in Rule 4200 of the National Association of Securities Dealers, Inc. ("NASD") listing standards, or any successor rule, subject to the exception in Rule 4350 of the NASD listing standards, or any successor rule, and subject to the effective dates and any transition periods contained in such listing standards.

Each member of the Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. In addition, at least one member of the Committee shall have past experience in finance or accounting, requisite professional certification in accounting or any other comparable background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The Board shall elect or appoint a chairman of the Committee who will have authority to act on behalf of the Committee between meetings.

Responsibilities and Authority

The responsibilities and authority of the Committee are as follows:

     a. The Committee shall review and reassess the adequacy of this Charter annually.

     b. The Committee shall have sole authority to appoint, determine funding for and oversee the outside auditors as set forth in Section 10A(m)(2) of the Securities Exchange Act of 1934.

     c. The Committee shall engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the outside auditor.

     d. The Committee shall receive from the Company's outside auditor, at least annually, a formal written statement delineating all relationships between the outside auditor and the Company, consistent with Independence Standards Board Standard 1, or any successor standard.

     e. The Committee, in consultation with the outside auditor and management of the Company, shall review the engagement of the outside auditors, audit scope and procedures to be followed in conducting the annual audit of the Company's financial statements.

     f. The Committee shall review the Company's annual audited financial statements prior to the inclusion of the audited financial statements in the Company's filings with the SEC. In addition, the Committee will discuss any items required to be communicated by the outside auditor in accordance with Statement on Auditing Standards ("SAS") No. 61, as amended by SAS No. 91, or any successor standard.

     g. The Committee, based upon its review and discussions, shall recommend to the Board whether or not the audited financial statements shall be included in the Company's Annual Report on Form 10-K.

     h. The Committee shall provide a report to be included in the Company's annual proxy statement containing such information as may be required by applicable law or regulation.

     i. The Committee shall have the responsibility to establish procedures for complaints as set forth in Section 10A(m)(4) of the Securities Exchange Act of 1934.

     j. The Committee shall have the authority to pre-approve all audit services and any non-audit services to be performed by the outside auditors that are permissible under Section 10A(i)of the Securities Exchange Act of 1934 or any successor rule.

     k. The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it shall have direct access to the outside auditors, with or without management being present, as well as anyone in the Company.

     l. The Committee may retain, at the Company's expense, legal, accounting or other consultants or experts it deems to be necessary in the performance of its duties as set forth in Section 10(A)m(2) of the Securities Exchange Act of 1934.

     m. The Committee may act as a qualified legal compliance committee as defined in 17CFR Part 205.2.

     n. The Committee shall perform such other activities and make such other recommendations to the Board on such matters, within the scope of its functions and consistent with this Charter, as may come to its attention and which in its discretion warrant consideration by the Board.

Delegation

Any responsibility or authority of the audit committee, including, but not limited to, the authority to preapprove all audit and permitted non-audit services, may be delegated to one or more members of the Committee.

Limitations

The Committee is responsible for the duties set forth in this Charter but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls. The outside auditors have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the Committee is not of the same quality as the audit performed by the outside auditors and is not an audit. The oversight exercised by the Committee is not a guarantee that the financial statements will be free from mistake or fraud. In carrying out its responsibilities, the Committee believes its polices and procedures should remain flexible in order to best react to a changing environment.

                             BERKSHIRE BANCORP INC.
                                  160 BROADWAY
                            NEW YORK, NEW YORK 10038

        PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 17, 2007
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Steven Rosenberg and Emanuel Adler, and each of them, as proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of Berkshire Bancorp Inc. on Thursday, May 17, 2007, at 405 Lexington Avenue, New York, New York, or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

1.  ELECTION OF DIRECTORS:

    [ ] FOR all nominees listed below      [ ] WITHHOLD AUTHORITY
        (EXCEPT AS MARKED TO THE               to vote for all nominees listed
        CONTRARY BELOW).                       below.

     William L. Cohen, Martin A. Fischer, Moses Krausz, Moses Marx, Steven Rosenberg and Randolph B. Stockwell

 (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
                    THAT NOMINEE'S NAME IN THE SPACE BELOW.)

-------------------------------------------------------------------------------

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES LISTED ABOVE.


2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

    THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL BOARD NOMINEES LISTED IN PROPOSAL 1.


DATED:______________________, 2007      Please  sign  exactly  as  name  appears
                                        hereon.  When  shares  are held by joint
                                        tenants,  both should sign. When signing
                                        as  attorney,  executor,  administrator,
                                        trustee or  guardian,  please  give full
                                        title as such. If a corporation,  please
                                        sign in full corporate name by President
                                        or  other  authorized   officer.   If  a
                                        partnership, please sign in partnership name by authorized person.


                                              ----------------------------------
                                                           Signature


                                              ----------------------------------
                                                   Signature if held jointly

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING
                             THE ENCLOSED ENVELOPE.